UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00781 )

Exact name of registrant as specified in charter: The Putnam Fund for Growth and Income

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006— April 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

The Putnam Fund for Growth and Income

4|30|07

Semiannual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

The Putnam

Fund for Growth

and Income

4| 30| 07

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	32
Financial statements	33
Brokerage commissions	55

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise: after a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. However, it remains to be seen whether the current levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed in the middle of the year.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the semiannual period ended April 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

The Putnam Fund for Growth and Income:
pursuing capital growth for nearly 50 years

In November 1957 — almost 20 years to the day after Putnam Investments was founded with the launch of The George Putnam Fund of Boston — Putnam launched its second mutual fund: The Putnam Fund for Growth and Income.

Putnam’s founders carefully debated the merits of adding a fund whose primary focus would be stock investments. They believed that the balanced approach of The George Putnam Fund of Boston, which owned a mix of stocks and bonds, was still the most prudent choice for most individuals. However, the advent of state tax-exempt bonds was making it more advantageous for some investors to balance their own portfolios. Furthermore, many financial advisors who worked with Putnam had been urging the firm to launch a common stock fund to meet this growing need.

The fund was launched in a favorable environment for stock investors. Confidence in stocks, which had been severely shaken by the 1929 crash and the Great Depression that followed, had finally been renewed by the early 1950s. Fueled by the optimism of new technologies and the race to space, the 1960s were generally good years for investors. Then came the stagflation-plagued 1970s when the stock market moved sideways for most of the decade.

The fund benefited from the rallies that dominated the 1980s and 1990s. There were bumps in the road, such as the recession of the early 1990s, and, more recently, the bear market of 2000–2002.

True to its roots, The Putnam Fund for Growth and Income continues to focus on long-term capital growth and current income opportunities among leading large-cap companies with equal attention to managing downside risk. We believe these strategies, which have proven successful for long-term investors in the fund, will continue to serve the fund well as it completes its 50th year.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In 1957, the year

The Putnam Fund for

Growth and Income

was introduced, the

Dow Jones Industrial

Average closed at just

over 435. At the close

of the fund’s current

fiscal period, the Dow

stood at 13,063.

The Putnam Fund for Growth and Income seeks capital growth and current income by investing primarily in undervalued stocks of large, established, dividend-paying companies. The fund may be appropriate for investors who wish to diversify a portfolio that emphasizes growth investments.

Highlights

• For the six months ended April 30, 2007, The Putnam Fund for Growth and Income’s class A shares returned 8.94% before sales charges.

• Over the same period, the fund’s benchmark, the Russell 1000 Value Index, returned 9.79% .

• The average return for the fund’s Lipper category, Large-Cap Value Funds, was 9.17% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 4/30/07

Since the fund’s inception (11/6/57), average annual return is 12.36% before sales charge and 12.23% after sales charge.

	Average annual return		Cumulative return
	Before sales charge	After sales charge	Before sales charge	After sales charge

10 years	7.20%	6.63%	100.48%	89.96%

5 years	8.33	7.17	49.19	41.37

3 years	11.99	10.00	40.46	33.09

1 year	14.16	8.18	14.16	8.18

6 months	—	—	8.94	3.23

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 5.25% load. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Report from the fund managers

The period in review

The first half of your fund’s 2007 fiscal year, which ended April 30, 2007, encompassed heightened market volatility, but also included a rebound that continued through the end of the period. Against this backdrop, The Putnam Fund for Growth and Income generated what we consider strong results in absolute terms. However, it lagged its benchmark, the Russell 1000 Value Index, as well as the average for its Lipper peer group, Large-Cap Value Funds. We attribute this performance to declines in several of the fund’s holdings in the financial sector, especially financial institutions that were hard-hit due to their connection with the high-profile problems in the subprime mortgage industry. Some companies represented in the portfolio were directly involved in subprime mortgage origination. Others, however, were simply hurt by association as investors lost confidence in financial companies overall. The fund did benefit from favorable stock selection in several areas, including health care and energy.

Market overview

Stock market volatility within the United States increased substantially during the six-month period ending April 30, 2007, but brought with it broad-based gains across the equity style and capitalization spectrum. Investor concerns from the previous reporting period continued to shape market sentiment: the price of oil, the health of the economy, and uncertainty over the intentions of the Federal Reserve (the Fed). The state of the U.S. housing market, including the feared “bursting of the housing bubble,” also exercised a powerful sway over investors, as did the after-effects of a sudden 9% drop in China’s stock market, which roiled markets around the world. Despite these issues, a spate of mergers and acquisitions and generally positive corporate earnings news gave investors reasons for optimism. U.S. markets quickly recovered their footing and embarked on a pronounced upward trend.

The Fed kept interest rates steady at both its January and March meetings, but in light of Fed Chairman Bernanke’s contention that inflation remained the most significant threat to the U.S. economy, investors kept a wary eye on potential inflationary elements. These included rising residential mortgage defaults, a subsequent crackdown on subprime mortgages, and a buildup of inventories across industries. Oil prices, another key inflationary factor, varied widely, ending the period at a relatively high level due to ongoing global unrest and dwindling reserves. As the period drew to a close, we saw some profit-taking growing out of the rally. The S&P 500 Index hovered near the psychologically important 1,500 level  as well as its all-time high, which dates from 2000. For the period, large-capitalization stocks outperformed their smaller counterparts and value stocks outperformed growth stocks.

Strategy overview

The Putnam Fund for Growth and Income’s investment strategy emphasizes undervalued large-cap stocks that we consider attractive, typically due to a combination of factors. For example, we seek stocks that appear to offer the potential for long-term capital appreciation. In addition, we carefully scrutinize how companies are employing their free cash flow and consider that returning profits to shareholders in the form of dividends or share repurchases is a

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/07.

Equities

Russell 1000 Value Index (large-company value stocks)	9.79%

Russell 1000 Growth Index (large-company growth stocks)	8.42%

S&P 500 Index (broad stock market)	8.60%

MSCI World Index (global stocks)	11.87%

Bonds

Lehman Aggregate Bond Index (broad bond market)	2.64%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	2.34%

Lehman Municipal Bond Index (tax-exempt bonds)	1.59%

positive signal that management is committed to improving shareholder value. Although the fund’s portfolio is broadly diversified across a wide range of market sectors, our buy and sell decisions during this period were, for the most part, based on the relative attractiveness of individual stocks, and influenced less by macroeconomic factors.

We will make slight adjustments to the portfolio’s sector weightings from time to time in an effort to enhance absolute and relative returns. However, our emphasis is more on individual stock selection than on sector weightings.

Over the past six months, we continued to reduce the number of holdings in the portfolio. This was part of our strategy to increase our focus on holdings that we believe offer the greatest potential returns. With fewer holdings, each one can have a more meaningful effect on overall returns.

Your fund’s holdings

In our opinion, investor overreaction to the problems in the subprime mortgage industry was a key factor in the disappointing results we saw from several financial services holdings over the period. Countrywide Financial, one of the largest U.S. retail home lenders, and Capital One, a diversified financial services company with a variety of consumer lending products, are two of the fund’s key holdings in this sector. Both were significantly affected. Investors fled

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

financial corporations when the subprime problems were publicized, regardless of the direct impact on the company. In the case of Countrywide, our research showed strong fundamentals and consistent management. At the end of the period the stock price had begun to rise once again, and, while we trimmed the fund’s position slightly, the stock remains part of the portfolio. Capital One had not only the subprime issues to contend with, but also the challenge of completing its acquisition of North Fork Bancorporation. We still believe in the strength of the company’s management and its financial health. This is an inexpensive stock, in our view, and we will keep a close watch on developments.

Portfolio holdings in the stocks of pharmacy benefit managers (PBMs), a subset of the health-care sector, were particularly helpful to fund performance during the period. PBM companies contract with employers, managed-care plans, and other groups to manage medications and medical-related items, either through brick-and-mortar pharmacies or by-mail programs. As health-care costs continued to spiral, more and more companies have turned to PBMs to help contain costs. The fund had positions in two of the country’s largest PBMs — Express Scripts and Medco — and benefited from both. When we bought shares in the second half of last year, both stocks were declining, reflecting fears of limited growth within the

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 4/30/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Bank of America Corp. (4.8%)	Banking

Citigroup, Inc. (4.5%)	Financial

Pfizer, Inc. (3.1%)	Pharmaceuticals

Verizon Communications, Inc. (2.6%)	Regional Bells

American International Group, Inc. (2.5%)	Insurance

Capital One Finance Corp. (2.2%)	Consumer finance

Countrywide Financial Corp. (2.0%)	Consumer finance

Bear Stearns Cos., Inc. (The) (2.0%)	Investment banking/brokerage

Exxon Mobil Corp. (2.0%)	Oil and gas

Berkshire Hathaway, Inc. Class B (1.9%)	Insurance

industry. Our selection process identified them as excellent opportunities and we were able to establish positions in each when the stock prices were down. As the industry heated up once again, we trimmed the positions, using the proceeds for other purchases.

The fund also benefited from holdings in education and training companies, especially Apollo Group, which targets college-age and working adults. It is best known for its University of Phoenix division, which has several campuses around the country and, more recently, has moved toward an online model. Apollo, a company with what we consider strong fundamentals, has restructured its focus in line with shifts in the education industry and demographics. Its current emphasis is on two-year Associate’s degrees, after which many of their students move right into Apollo’s Bachelor of Arts programs.

In energy, Hess Corporation, a longstanding holding, was a positive contributor to results. Hess is an independent energy company that explores and produces crude oil and natural gas and markets refined petroleum products, natural gas, and electricity. We believe that Hess’s senior managers have done an excellent job of controlling and managing the company’s growth, both financially and in its ongoing exploration activities.

One company that did not perform as well as we had hoped is Circuit City, a national retailer of electronics. Company revenues were hindered by problems in managing the inventory and sales cycles of the fast-moving flat-panel television market. Management has instituted a restructuring plan, which has led us to maintain the fund’s position in this relatively inexpensive stock while monitoring ongoing developments.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

During the semiannual period, the dividend yields of the fund’s holdings declined. To reflect the reduction in earnings, the class A share dividend was reduced from $0.055 to $0.045 per share in March 2007. Similar reductions were made for other share classes.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Looking ahead, our market analysts anticipate continued volatility in the U.S. securities markets as the aftermath of the subprime mortgage problems subsides and as earnings reports confirm that profit growth appears to have peaked. They also expect ongoing volatility in financial stocks, homebuilding stocks, and consumer durables.

As of the end of the period, the U. S. economy had expanded at less than what is generally considered its long-term potential for three consecutive quarters. Clearly, some areas of the economy have softened while others continue to grow. At the same time, the Fed still appears concerned about heightened risks for both inflation and slower growth. Given this environment, we believe the Fed is likely to continue to hold interest rates steady until more data becomes available to clarify the economy’s direction.

We target large-cap stocks that offer attractive dividend yields, have price-to-earnings ratios lower than the market average, and have better-than-average long-term prospects, in our view. We believe these kinds of stocks are well represented in your fund’s broadly diversified portfolio, and that they help make The Putnam Fund for Growth and Income a valuable core investment for a diversified portfolio of funds.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 4/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.36%	12.23%	11.32%	11.32%	11.51%	11.51%	11.61%	11.53%	12.07%	12.43%

10 years	100.48	89.96	85.97	85.97	86.08	86.08	90.72	84.56	95.49	105.61
Annual average	7.20	6.63	6.40	6.40	6.41	6.41	6.67	6.32	6.93	7.47

5 years	49.19	41.37	43.74	41.74	43.73	43.73	45.47	40.76	47.33	51.12
Annual average	8.33	7.17	7.53	7.23	7.53	7.53	7.78	7.08	8.06	8.61

3 years	40.46	33.09	37.32	34.32	37.31	37.31	38.34	33.85	39.38	41.48
Annual average	11.99	10.00	11.15	10.34	11.15	11.15	11.42	10.21	11.70	12.26

1 year	14.16	8.18	13.34	8.34	13.33	12.33	13.54	9.83	13.89	14.47

6 months	8.94	3.23	8.53	3.74	8.54	7.58	8.66	5.15	8.79	9.10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 4/30/07

		Lipper Large-Cap
	Russell 1000	Value Funds
	Value Index	category average*

Annual average
(life of fund)	—†	—†

10 years	178.88%	129.89%
Annual average	10.80	8.54

5 years	74.90	56.59
Annual average	11.83	9.34

3 years	59.23	47.03
Annual average	16.77	13.67

1 year	18.15	15.67

6 months	9.79	9.17

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/07, there were 513, 496, 437, 320, and 149 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category were not in existence at the time of the fund’s inception.

The Russell 1000 Value Index commenced 12/31/78. The fund’s Lipper category commenced 12/31/59.

Fund price and distribution information

For the six-month period ended 4/30/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.100		$0.018	$0.021	$0.047		$0.077	$0.126

Capital gains

Long-term	2.433		2.433	2.433	2.433		2.433	2.433

Short-term	0.146		0.146	0.146	0.146		0.146	0.146

Total	$2.679		$2.597	$2.600	$2.626		$2.656	$2.705

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/06	$21.72	$22.92	$21.40	$21.63	$21.57	$22.29	$21.65	$21.76

4/30/07	20.83	21.98	20.49	20.74	20.67	21.36	20.75	20.88

Current yield
(end of period)

Current
dividend rate[1]	0.86%	0.82%	0.06%	0.10%	0.35%	0.34%	0.66%	1.11%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	1.05	1.00	0.32	0.32	0.56	0.54	0.81	1.29

Current 30-day
SEC yield[3]
(without
expense
limitation)	1.05	0.99	0.32	0.32	0.56	0.54	0.81	1.29

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.29%	12.17%	11.26%	11.26%	11.45%	11.45%	11.54%	11.46%	12.01%	12.36%

10 years	99.07	88.60	84.68	84.68	84.72	84.72	89.42	83.22	94.19	104.07
Annual average	7.13	6.55	6.33	6.33	6.33	6.33	6.60	6.24	6.86	7.39

5 years	35.93	28.77	30.91	28.91	30.83	30.83	32.52	28.18	34.23	37.57
Annual average	6.33	5.19	5.53	5.21	5.52	5.52	5.79	5.09	6.06	6.59

3 years	32.51	25.57	29.62	26.62	29.58	29.58	30.59	26.37	31.47	33.51
Annual average	9.84	7.89	9.03	8.19	9.02	9.02	9.30	8.11	9.55	10.11

1 year	11.98	6.11	11.14	6.24	11.10	10.12	11.42	7.81	11.70	12.24

6 months	7.88	2.21	7.52	2.77	7.44	6.49	7.61	4.13	7.73	8.00

Fund’s annual operating expenses

For the fiscal year ended 10/31/06.

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	0.90%	1.65%	1.65%	1.40%	1.15%	0.65%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of fund assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Putnam Fund for Growth and Income from November 1, 2006, to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.71	$ 8.58	$ 8.58	$ 7.29	$ 6.01	$ 3.42

Ending value (after expenses)	$1,089.40	$1,085.30	$1,085.40	$1,086.60	$1,087.90	$1,091.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2007, use the calculation method below. To find the value of your investment on November 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.56	$ 8.30	$ 8.30	$ 7.05	$ 5.81	$ 3.31

Ending value (after expenses)	$1,020.28	$1,016.56	$1,016.56	$1,017.80	$1,019.04	$1,021.52

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio	0.91%	1.66%	1.66%	1.41%	1.16%	0.66%

Average annualized expense
ratio for Lipper peer group*	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

The Putnam Fund for
Growth and Income	77%	53%	29%	33%	30%

Lipper Large-Cap Value Funds
category average	50%	57%	63%	70%	68%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. Joshua Brooks and Eric Harthun are Portfolio Leaders, and David King is a Portfolio Member of the fund. The Portfolio Leaders and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 4/30/06.

Trustee and Putnam employee fund ownership

As of April 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 1,615,000	$ 95,000,000

Putnam employees	$14,869,000	$466,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $2,900,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders and Portfolio Member

Joshua Brooks is also a Portfolio Leader of Putnam Classic Equity Fund and Putnam Research Fund.

Eric Harthun is also a Portfolio Leader of Putnam Classic Equity Fund.

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust, Putnam High Income Securities Fund, and Putnam New Value Fund.

Joshua Brooks, Eric Harthun, and David King may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

During the year ended April 30, 2007, Joshua Brooks became a Portfolio Leader of the fund, together with Portfolio Leader Eric Harthun, who moved into this role from another management position within Putnam. These changes followed the departure of Portfolio Leader Hugh Mullin and Portfolio Member Christopher Miller from your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

		$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year $0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007						•

Chief Technology Officer	2006						•

Joshua Brooks	2007						•

Deputy Head of Investments	2006						•

William Connolly	2007						•

Head of Retail Management	2006						•

Kevin Cronin	2007						•

Head of Investments	2006						•

Charles Haldeman, Jr.	2007						•

President and CEO	2006						•

Amrit Kanwal	2007					•

Chief Financial Officer	2006					•

Steven Krichmar	2007						•

Chief of Operations	2006					•

Francis McNamara, III	2007						•

General Counsel	2006						•

Jeffrey Peters	2007						•

Head of International Business	N/A

Richard Robie, III	2007					•

Chief Administrative Officer	2006					•

Edward Shadek	2007						•

Deputy Head of Investments	2006						•

Sandra Whiston	2007						•

Head of Institutional Management	2006					•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry

— that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

55th	66th	66th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 495, 408, and 281 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Value Funds category for the one-, five- and ten-year periods ended March 31, 2007, were 77%, 81%, and 76%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 382 out of 499, 261 out of 323, and 115 out of 151 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/07 (Unaudited)

COMMON STOCKS (99.1%)*

	Shares	Value

Aerospace and Defense (2.0%)
Boeing Co. (The)	237,900	$ 22,124,700
L-3 Communications Holdings, Inc.	1,030,000	92,627,900
Lockheed Martin Corp.	1,019,300	97,995,502
United Technologies Corp.	1,279,600	85,899,548
		298,647,650

Airlines (0.2%)
Southwest Airlines Co.	1,761,628	25,279,362

Automotive (0.6%)
Ford Motor Co. (S)	11,584,083	93,136,027

Banking (8.4%)
Bank of America Corp.	13,976,692	711,413,620
Commerce Bancorp, Inc. (S)	3,523,400	117,822,496
First Horizon National Corp. (S)	1,465,000	57,442,650
FirstFed Financial Corp. † (S)	110,000	6,762,800
PNC Financial Services Group	442,700	32,804,070
U.S. Bancorp (S)	5,425,700	186,372,795
Wells Fargo & Co.	4,100,284	147,159,193
		1,259,777,624

Beverage (2.0%)
Coca-Cola Enterprises, Inc.	3,766,000	82,626,040
Molson Coors Brewing Co. Class B	1,003,500	94,609,980
Pepsi Bottling Group, Inc. (The)	3,483,000	114,277,230
		291,513,250

Biotechnology (0.8%)
Amgen, Inc. †	695,000	44,577,300
Biogen Idec, Inc. †	1,445,000	68,218,450
		112,795,750

Building Materials (0.9%)
Masco Corp. (S)	5,024,000	136,703,040

Chemicals (1.7%)
E.I. du Pont de Nemours & Co.	2,726,300	134,052,171
Huntsman Corp.	570,100	11,173,960
Rohm & Haas Co.	2,095,957	107,250,120
		252,476,251

Commercial and Consumer Services (0.2%)
Dun & Bradstreet Corp. (The)	415,000	37,474,500

COMMON STOCKS (99.1%)* continued

	Shares	Value

Communications Equipment (0.8%)
Cisco Systems, Inc. †	2,371,357	$ 63,410,086
Corning, Inc. †	2,560,600	60,737,432
		124,147,518

Computers (1.8%)
Dell, Inc. †	495,500	12,491,555
EMC Corp. †	2,622,525	39,809,930
Hewlett-Packard Co. (S)	777,800	32,776,492
IBM Corp.	1,762,600	180,155,346
		265,233,323

Conglomerates (4.3%)
3M Co.	2,050,000	169,678,500
Honeywell International, Inc. (S)	2,250,000	121,905,000
Textron, Inc.	1,151,500	117,073,005
Tyco International, Ltd. (Bermuda)	6,955,070	226,943,934
		635,600,439

Consumer Finance (4.3%)
Accredited Home Lenders Holding Co. †	720,000	8,409,600
Capital One Financial Corp. (S)	4,433,300	329,216,858
Countrywide Financial Corp. (S)	8,173,874	303,087,248
		640,713,706

Consumer Goods (1.2%)
Clorox Co. (S)	2,770,000	185,811,600

Consumer Services (0.1%)
Service Corporation International	1,285,600	15,620,040

Containers (0.1%)
Crown Holdings, Inc. †	694,500	16,786,065

Electric Utilities (4.4%)
Dominion Resources, Inc. (S)	1,169,800	106,685,760
Edison International	4,314,700	225,874,545
Entergy Corp.	730,505	82,649,336
Exelon Corp.	358,423	27,028,678
PG&E Corp.	3,709,600	187,705,760
Sierra Pacific Resources †	1,268,600	23,164,636
		653,108,715

Electrical Equipment (0.5%)
Emerson Electric Co.	1,500,000	70,485,000

Electronics (1.6%)
Intel Corp. (S)	4,487,799	96,487,679
Motorola, Inc. (S)	5,655,000	98,001,150
National Semiconductor Corp.	1,810,000	47,603,000
		242,091,829

COMMON STOCKS (99.1%)* continued

	Shares	Value

Energy (0.9%)
BJ Services Co. (S)	3,100,000	$ 88,846,000
Pride International, Inc. †	1,250,000	41,012,500
		129,858,500

Financial (7.0%)
AMBAC Financial Group, Inc. (S)	1,195,000	109,701,000
Citigroup, Inc.	12,426,680	666,318,582
JPMorgan Chase & Co.	1,126,800	58,706,280
MGIC Investment Corp. (S)	2,619,077	161,361,334
New Century Financial Corp. (R)	1,200,000	1,068,000
Radian Group, Inc. (S)	790,000	45,906,900
		1,043,062,096

Food (0.2%)
Kraft Foods, Inc. Class A	725,437	24,280,376

Health Care Services (2.7%)
Cardinal Health, Inc.	1,207,200	84,443,640
CIGNA Corp.	423,500	65,892,365
Express Scripts, Inc. †	1,120,000	107,016,000
McKesson Corp.	420,600	24,743,898
Medco Health Solutions, Inc. †	1,050,000	81,921,000
Omnicare, Inc. (S)	1,010,000	33,501,700
		397,518,603

Homebuilding (1.1%)
Lennar Corp. (S)	2,644,840	112,961,116
Toll Brothers, Inc. † (S)	1,935,000	57,624,300
		170,585,416

Household Furniture and Appliances (0.1%)
Whirlpool Corp.	184,400	19,551,932

Insurance (9.1%)
ACE, Ltd. (Bermuda)	3,621,100	215,310,606
American International Group, Inc.	5,324,400	372,228,804
Berkshire Hathaway, Inc. Class B †	77,843	282,414,404
Chubb Corp. (The)	1,242,075	66,860,897
Everest Re Group, Ltd. (Barbados)	1,182,120	118,968,557
Genworth Financial, Inc. Class A	5,958,865	217,438,984
Loews Corp.	1,660,000	78,551,200
		1,351,773,452

Investment Banking/Brokerage (5.9%)
Bear Stearns Cos., Inc. (The)	1,937,905	301,731,809
E*Trade Financial Corp. †	4,360,000	96,268,800
Goldman Sachs Group, Inc. (The) (S)	981,273	214,516,091
IndyMac Bancorp, Inc. (S)	200,000	6,048,000
Morgan Stanley	3,192,756	268,223,432
		886,788,132

COMMON STOCKS (99.1%)* continued

	Shares	Value

Leisure (0.7%)
Brunswick Corp.	3,087,550	$ 101,148,138

Lodging/Tourism (0.9%)
Carnival Corp.	447,300	21,868,497
Royal Caribbean Cruises, Ltd.	1,058,200	43,989,374
Wyndham Worldwide Corp. †	2,154,158	74,533,867
		140,391,738

Machinery (1.9%)
Caterpillar, Inc.	1,655,000	120,186,100
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	521,600	23,289,440
Parker-Hannifin Corp.	1,448,500	133,464,790
		276,940,330

Media (1.0%)
Walt Disney Co. (The)	4,310,000	150,763,800

Medical Technology (1.3%)
Baxter International, Inc.	607,700	34,414,051
Becton, Dickinson and Co.	420,700	33,104,883
Boston Scientific Corp. †	4,830,887	74,588,895
Hospira, Inc. †	1,150,000	46,632,500
		188,740,329

Metals (1.1%)
Freeport-McMoRan Copper & Gold, Inc. Class B (S)	2,553,600	171,499,776

Oil & Gas (9.6%)
Apache Corp.	957,400	69,411,500
BP PLC ADR (United Kingdom) (S)	3,370,000	226,868,400
ConocoPhillips	2,660,000	184,471,000
Devon Energy Corp.	389,000	28,346,430
Exxon Mobil Corp.	3,774,195	299,595,599
Hess Corp.	2,983,914	169,337,120
Marathon Oil Corp.	2,381,800	241,871,790
Newfield Exploration Co. †	2,087,343	91,321,256
Valero Energy Corp. (S)	1,805,800	126,821,334
		1,438,044,429

Pharmaceuticals (5.1%)
Barr Pharmaceuticals, Inc. † (S)	1,037,700	50,183,172
Eli Lilly Co.	1,235,000	73,025,550
Johnson & Johnson	2,110,000	135,504,200
Mylan Laboratories, Inc.	1,458,900	31,993,677
Pfizer, Inc.	17,556,300	464,539,698
Watson Pharmaceuticals, Inc. †	408,400	11,149,320
		766,395,617

Photography/Imaging (0.1%)
Xerox Corp. †	653,300	12,086,050

COMMON STOCKS (99.1%)* continued

	Shares	Value

Publishing (0.8%)
Idearc, Inc.	2,964,875	$ 103,029,406
R. R. Donnelley & Sons Co.	543,700	21,856,740
		124,886,146

Railroads (0.1%)
Norfolk Southern Corp.	388,900	20,705,036

Real Estate (0.1%)
Novastar Financial, Inc. (R) (S)	1,215,000	8,942,400

Regional Bells (3.3%)
Qwest Communications International, Inc. † (S)	11,619,072	103,177,359
Verizon Communications, Inc.	10,231,159	390,625,651
		493,803,010

Restaurants (0.1%)
McDonald’s Corp.	369,700	17,849,116

Retail (2.8%)
Big Lots, Inc. † (S)	858,976	27,659,027
Circuit City Stores-Circuit City Group	5,341,000	93,200,450
Federated Department Stores, Inc.	1,625,000	71,370,000
Home Depot, Inc. (The)	3,904,150	147,850,161
OfficeMax, Inc.	315,800	15,543,676
Ross Stores, Inc. (S)	1,297,650	43,017,098
Supervalu, Inc.	367,400	16,863,660
		415,504,072

Schools (1.0%)
Apollo Group, Inc. Class A † (S)	2,994,654	141,647,134
Career Education Corp. †	423,200	12,501,328
		154,148,462

Software (1.8%)
McAfee, Inc. † (S)	1,639,017	53,251,662
Microsoft Corp.	2,195,000	65,718,300
Oracle Corp. †	4,611,508	86,696,350
Symantec Corp. † (S)	3,464,600	60,976,960
		266,643,272

Technology Services (0.4%)
Computer Sciences Corp. †	1,020,000	56,650,800

Telecommunications (1.2%)
Embarq Corp. (S)	210,365	12,630,315
Sprint Nextel Corp.	8,107,055	162,384,312
		175,014,627

Telephone (1.4%)
AT&T, Inc.	5,580,000	216,057,600

	COMMON STOCKS (99.1%)* continued

		Shares	Value

	Tobacco (0.3%)
	Altria Group, Inc.	726,700	$ 50,084,164

	Toys (0.2%)
	Mattel, Inc.	914,000	25,866,200

	Waste Management (1.0%)
	Waste Management, Inc.	3,815,500	142,737,855

	Total common stocks (cost $11,814,568,156)		$14,795,723,163

	SHORT-TERM INVESTMENTS (9.3%)*

		Principal amount/shares	Value

	Short-term investments held as collateral for loaned
	securities with yields ranging from 5.23% to 5.46% and
	due dates ranging from May 1, 2007 to June 22, 2007 (d)	$1,111,997,758	$ 1,110,232,310

	Interest in $610,000,000 joint tri-party repurchase
	agreement dated April 30, 2007 with Bank of America
	Securities, LLC due May 1, 2007 with respect
	to various U.S. Government obligations — maturity
	value of $26,003,777 for an effective yield of 5.23%
	(collateralized by Fannie Mae securities with a yield
	of 5.00% and a due date of July 1, 2035 valued at $622,200,000)	26,000,000	26,000,000
	Putnam Prime Money Market Fund (e)	124,418,848	124,418,848

	Total short-term investments (cost $1,260,651,158)		$ 1,260,651,158

	TOTAL INVESTMENTS

	Total investments (cost $13,075,219,314)		$16,056,374,321

*	Percentages indicated are based on net assets of $14,928,520,160.
†	Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at April 30, 2007.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/07 (Unaudited)

ASSETS

Investment in securities, at value, including $1,188,312,625 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $12,950,800,466)	$15,931,955,473
Affiliated issuers (identified cost $124,418,848) (Note 5)	124,418,848

Cash	9,644,912

Dividends, interest and other receivables	11,639,162

Receivable for shares of the fund sold	4,518,924

Receivable for securities sold	37,447,163

Total assets	16,119,624,482

LIABILITIES

Payable for securities purchased	13,379,269

Payable for shares of the fund repurchased	42,696,771

Payable for compensation of Manager (Notes 2 and 5)	16,079,027

Payable for investor servicing and custodian fees (Note 2)	2,027,509

Payable for Trustee compensation and expenses (Note 2)	1,486,063

Payable for administrative services (Note 2)	38,807

Payable for distribution fees (Note 2)	3,741,858

Collateral on securities loaned, at value (Note 1)	1,110,232,310

Other accrued expenses	1,422,708

Total liabilities	1,191,104,322

Net assets	$14,928,520,160

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,005,948,945

Undistributed net investment income (Note 1)	9,323,554

Accumulated net realized gain on investments (Note 1)	932,092,654

Net unrealized appreciation of investments	2,981,155,007

Total — Representing net assets applicable to capital shares outstanding	$14,928,520,160

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($12,000,518,531 divided by 576,233,694 shares)	$20.83

Offering price per class A share
(100/94.75 of $20.83)*	$21.98

Net asset value and offering price per class B share
($1,362,423,512 divided by 66,485,195 shares)**	$20.49

Net asset value and offering price per class C share
($95,204,984 divided by 4,591,119 shares)**	$20.74

Net asset value and redemption price per class M share
($105,873,351 divided by 5,120,921 shares)	$20.67

Offering price per class M share
(100/96.75 of $20.67)*	$21.36

Net asset value, offering price and redemption price per class R share
($1,653,415 divided by 79,678 shares)	$20.75

Net asset value, offering price and redemption price per class Y share
($1,362,846,367 divided by 65,283,407 shares)	$20.88

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/07 (Unaudited)

INVESTMENT INCOME

Dividends	$ 141,615,355

Interest (including interest income of $1,439,821
from investments in affiliated issuers) (Note 5)	2,002,973

Securities lending	563,010

Total investment income	144,181,338

EXPENSES

Compensation of Manager (Note 2)	32,973,254

Investor servicing fees (Note 2)	14,093,335

Custodian fees (Note 2)	244,017

Trustee compensation and expenses (Note 2)	170,331

Administrative services (Note 2)	127,390

Distribution fees — Class A (Note 2)	14,809,173

Distribution fees — Class B (Note 2)	7,531,565

Distribution fees — Class C (Note 2)	470,208

Distribution fees — Class M (Note 2)	399,979

Distribution fees — Class R (Note 2)	3,556

Other	1,325,042

Fees waived and reimbursed by Manager (Note 5)	(22,117)

Total expenses	72,125,733

Expense reduction (Note 2)	(2,176,715)

Net expenses	69,949,018

Net investment income	74,232,320

Net realized gain on investments (Notes 1 and 3)	1,033,521,161

Net unrealized appreciation of investments during the period	170,898,112

Net gain on investments	1,204,419,273

Net increase in net assets resulting from operations	$1,278,651,593

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	4/30/07*	10/31/06

Operations:
Net investment income	$ 74,232,320	$ 178,705,151

Net realized gain on investments
and foreign currency transactions	1,033,521,161	1,966,143,277

Net unrealized appreciation of investments	170,898,112	37,106,041

Net increase in net assets resulting from operations	1,278,651,593	2,181,954,469

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(56,076,277)	(135,715,305)

Class B	(1,320,405)	(7,919,883)

Class C	(92,078)	(395,664)

Class M	(238,401)	(758,228)

Class R	(5,054)	(8,879)

Class Y	(7,880,002)	(17,962,236)

Net realized short-term gain on investments

Class A	(78,778,590)	—

Class B	(10,706,255)	—

Class C	(626,986)	—

Class M	(720,736)	—

Class R	(8,499)	—

Class Y	(8,787,805)	—

From net realized long-term gain on investments

Class A	(1,312,796,645)	(238,273,088)

Class B	(178,413,132)	(49,283,159)

Class C	(10,448,344)	(2,020,008)

Class M	(12,010,624)	(2,533,988)

Class R	(141,631)	(15,442)

Class Y	(146,443,347)	(25,624,824)

Redemption fees (Note 1)	4,659	18,307

Increase (decrease) from capital share transactions (Note 4)	473,373,998	(2,288,608,742)

Total decrease in net assets	(73,464,561)	(587,146,670)

NET ASSETS

Beginning of period	15,001,984,721	15,589,131,391

End of period (including undistributed net investment
income of $9,323,554 and $703,451, respectively)	$14,928,520,160	$15,001,984,721

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2007**	$21.72	.11(d)	1.68	1.79	(.10)	(2.58)	(2.68)	—(e)	$20.83	8.94*	$12,000,519	.45*(d)	.52*(d)	30.27*
October 31, 2006	19.42	.25(d,g)	2.69	2.94	(.24)	(.40)	(.64)	—(e)	21.72	15.46(g)	11,854,129	.87(d,g)	1.25(d,g)	76.75
October 31, 2005	18.07	.24(d,f )	1.38	1.62	(.24)	(.03)	(.27)	—(e)	19.42	8.96(f )	11,616,127	.89(d)	1.26(d,f )	52.80
October 31, 2004	16.57	.22(d)	1.53	1.75	(.25)	—	(.25)	—(e)	18.07	10.63	12,154,652	.92(d)	1.25(d)	29.44
October 31, 2003	13.95	.23	2.59	2.82	(.20)	—	(.20)	—	16.57	20.40	14,580,763.90		1.53	32.71
October 31, 2002	16.86	.22	(2.60)	(2.38)	(.21)	(.32)	(.53)	—	13.95	(14.71)	14,095,214.86		1.33	29.94

CLASS B
April 30, 2007**	$21.40	.03(d)	1.66	1.69	(.02)	(2.58)	(2.60)	—(e)	$20.49	8.53*	$1,362,424	.82*(d)	.16*(d)	30.27*
October 31, 2006	19.13	.11(d,g)	2.63	2.74	(.07)	(.40)	(.47)	—(e)	21.40	14.61(g)	1,624,208	1.62(d,g)	.56(d,g)	76.75
October 31, 2005	17.80	.10(d,f )	1.35	1.45	(.09)	(.03)	(.12)	—(e)	19.13	8.15(f )	2,427,671	1.64(d)	.55(d,f )	52.80
October 31, 2004	16.33	.09(d)	1.50	1.59	(.12)	—	(.12)	—(e)	17.80	9.77	3,364,807	1.67(d)	.50(d)	29.44
October 31, 2003	13.75	.11	2.56	2.67	(.09)	—	(.09)	—	16.33	19.51	3,886,995	1.65	.78	32.71
October 31, 2002	16.62	.09	(2.56)	(2.47)	(.08)	(.32)	(.40)	—	13.75	(15.37)	4,009,396	1.61	.56	29.94

CLASS C
April 30, 2007**	$21.63	.03(d)	1.68	1.71	(.02)	(2.58)	(2.60)	—(e)	$20.74	8.54*	$95,205	.82*(d)	.15*(d)	30.27*
October 31, 2006	19.34	.10(d,g)	2.67	2.77	(.08)	(.40)	(.48)	—(e)	21.63	14.60(g)	94,553	1.62(d,g)	.51(d,g)	76.75
October 31, 2005	17.99	.10(d,f )	1.37	1.47	(.09)	(.03)	(.12)	—(e)	19.34	8.18(f )	97,924	1.64(d)	.52(d,f )	52.80
October 31, 2004	16.50	.09(d)	1.52	1.61	(.12)	—	(.12)	—(e)	17.99	9.76	109,312	1.67(d)	.50(d)	29.44
October 31, 2003	13.90	.12	2.57	2.69	(.09)	—	(.09)	—	16.50	19.44	140,116	1.65	.78	32.71
October 31, 2002	16.79	.09	(2.58)	(2.49)	(.08)	(.32)	(.40)	—	13.90	(15.30)	132,854	1.61	.57	29.94

CLASS M
April 30, 2007**	$21.57	.06(d)	1.67	1.73	(.05)	(2.58)	(2.63)	—(e)	$20.67	8.66*	$105,873	.70*(d)	.28*(d)	30.27*
October 31, 2006	19.29	.16(d,g)	2.65	2.81	(.13)	(.40)	(.53)	—(e)	21.57	14.86(g)	108,911	1.37(d,g)	.77(d,g)	76.75
October 31, 2005	17.95	.15(d,f )	1.36	1.51	(.14)	(.03)	(.17)	—(e)	19.29	8.41(f )	123,425	1.39(d)	.78(d,f )	52.80
October 31, 2004	16.46	.13(d)	1.52	1.65	(.16)	—	(.16)	—(e)	17.95	10.06	145,209	1.42(d)	.75(d)	29.44
October 31, 2003	13.86	.15	2.58	2.73	(.13)	—	(.13)	—	16.46	19.78	196,091	1.40	1.03	32.71
October 31, 2002	16.75	.13	(2.58)	(2.45)	(.12)	(.32)	(.44)	—	13.86	(15.14)	205,097	1.36	.82	29.94

CLASS R
April 30, 2007**	$21.65	.08(d)	1.68	1.76	(.08)	(2.58)	(2.66)	—(e)	$20.75	8.79*	$1,653	.57*(d)	.38*(d)	30.27*
October 31, 2006	19.36	.19(d,g)	2.69	2.88	(.19)	(.40)	(.59)	—(e)	21.65	15.20(g)	1,278	1.12(d,g)	.93(d,g)	76.75
October 31, 2005	18.03	.17(d,f )	1.40	1.57	(.21)	(.03)	(.24)	—(e)	19.36	8.70(f )	729	1.14(d)	.90(d,f )	52.80
October 31, 2004	16.58	.18(d)	1.50	1.68	(.23)	—	(.23)	—(e)	18.03	10.20	191	1.17(d)	1.00(d)	29.44
October 31, 2003†	14.58	.15	1.98	2.13	(.13)	—	(.13)	—	16.58	14.71*	1	.90*	.99*	32.71

CLASS Y
April 30, 2007**	$21.76	.13(d)	1.70	1.83	(.13)	(2.58)	(2.71)	—(e)	$20.88	9.10*	$1,362,846	.33*(d)	.65*(d)	30.27*
October 31, 2006	19.46	.31(d,g)	2.68	2.99	(.29)	(.40)	(.69)	—(e)	21.76	15.72(g)	1,318,906	.62(d,g)	1.51(d,g)	76.75
October 31, 2005	18.10	.30(d,f )	1.38	1.68	(.29)	(.03)	(.32)	—(e)	19.46	9.28(f )	1,323,254	.64(d)	1.54(d,f )	52.80
October 31, 2004	16.61	.26(d)	1.53	1.79	(.30)	—	(.30)	—(e)	18.10	10.81	1,744,446	.67(d)	1.49(d)	29.44
October 31, 2003	13.98	.26	2.61	2.87	(.24)	—	(.24)	—	16.61	20.73	1,627,740.65		1.77	32.71
October 31, 2002	16.89	.26	(2.60)	(2.34)	(.25)	(.32)	(.57)	—	13.98	(14.46)	1,360,104.61		1.58	29.94

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	45

Financial highlights (Continued)

 * Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to October 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

April 30, 2007	< 0.01%

October 31, 2006	< 0.01

October 31, 2005	< 0.01

October 31, 2004	< 0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.03%

Class B	0.01	0.03

Class C	0.01	0.03

Class M	0.01	0.03

Class R	0.01	0.03

Class Y	0.01	0.03

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/07 (Unaudited)

Note 1: Significant accounting policies

The Putnam Fund for Growth and Income (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies, other Putnam funds and products and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2007, the value of securities loaned amounted to $1,188,312,625. The fund received cash collateral of $1,110,232,310, which is pooled with collateral of other Putnam funds into 35 issues of high-grade, short-term investments. The fund also received $128,662,500 in non-cash collateral.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $13,226,870,768, resulting in gross unrealized appreciation and depreciation of $3,041,788,999 and $212,285,446, respectively, or net unrealized appreciation of $2,829,503,553.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion,

0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2007, Putnam Management did not waive any of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2007, the fund incurred $14,282,805 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2007, the fund’s expenses were reduced by $2,176,715 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,131, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $171,466 and $1,544 from the sale of class A and class M shares, respectively, and received $539,310 and $2,429 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received $2,396 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,517,573,781 and $5,919,737,235, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/07:
Shares sold	24,866,135	$ 508,955,912

Shares issued
in connection
with reinvestment
of distributions	68,434,140	1,352,209,095

	93,300,275	1,861,165,007

Shares
repurchased	(62,895,660)	(1,286,075,486)

Net increase	30,404,615	$ 575,089,521

Year ended 10/31/06:
Shares sold	53,128,297	$ 1,079,154,092

Shares issued
in connection
with reinvestment
of distributions	17,511,915	348,029,681

	70,640,212	1,427,183,773

Shares
repurchased	(122,983,692)	(2,501,763,074)

Net decrease	(52,343,480)	$(1,074,579,301)

CLASS B	Shares	Amount

Six months ended 4/30/07:
Shares sold	2,320,985	$ 46,523,204

Shares issued
in connection
with reinvestment
of distributions	9,339,693	181,749,985

	11,660,678	228,273,189

Shares
repurchased	(21,063,679)	(425,933,470)

Net decrease	(9,403,001)	$ (197,660,281)

Year ended 10/31/06:
Shares sold	4,323,806	$ 86,506,596

Shares issued
in connection
with reinvestment
of distributions	2,780,969	54,320,624

	7,104,775	140,827,220

Shares
repurchased	(58,103,162)	(1,161,935,289)

Net decrease	(50,998,387)	$(1,021,108,069)

CLASS C	Shares	Amount

Six months ended 4/30/07:
Shares sold	274,404	$ 5,548,714

Shares issued
in connection
with reinvestment
of distributions	518,557	10,215,522

	792,961	15,764,236

Shares
repurchased	(573,058)	(11,709,601)

Net increase	219,903	$ 4,054,635

Year ended 10/31/06:
Shares sold	435,285	$ 8,820,784

Shares issued
in connection
with reinvestment
of distributions	111,510	2,203,571

	546,795	11,024,355

Shares
repurchased	(1,238,658)	(25,066,883)

Net decrease	(691,863)	$(14,042,528)

CLASS M	Shares	Amount

Six months ended 4/30/07:
Shares sold	179,067	$ 3,616,024

Shares issued
in connection
with reinvestment
of distributions	640,940	12,581,466

	820,007	16,197,490

Shares
repurchased	(747,170)	(15,241,869)

Net increase	72,837	$ 955,621

Year ended 10/31/06:
Shares sold	303,217	$ 6,137,232

Shares issued
in connection
with reinvestment
of distributions	161,713	3,188,577

	464,930	9,325,809

Shares
repurchased	(1,815,055)	(36,558,770)

Net decrease	(1,350,125)	$(27,232,961)

CLASS R	Shares	Amount

Six months ended 4/30/07:
Shares sold	19,960	$ 403,653

Shares issued
in connection
with reinvestment
of distributions	7,807	153,802

	27,767	557,455

Shares
repurchased	(7,118)	(145,749)

Net increase	20,649	$ 411,706

Year ended 10/31/06:
Shares sold	30,812	$ 622,872

Shares issued
in connection
with reinvestment
of distributions	1,224	24,275

	32,036	647,147

Shares
repurchased	(10,661)	(219,649)

Net increase	21,375	$ 427,498

CLASS Y	Shares	Amount

Six months ended 4/30/07:
Shares sold	8,035,990	$ 164,391,431

Shares issued
in connection
with reinvestment
of distributions	8,237,077	163,086,462

	16,273,067	327,477,893

Shares
repurchased	(11,588,255)	(236,955,097)

Net increase	4,684,812	$ 90,522,796

Year ended 10/31/06:
Shares sold	13,096,384	$ 266,592,908

Shares issued
in connection
with reinvestment
of distributions	2,186,963	43,581,869

	15,283,347	310,174,777

Shares
repurchased	(22,681,172)	(462,248,158)

Net decrease	(7,397,825)	$(152,073,381)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2007, management fees paid were reduced by $22,117 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,439,821 for the period ended April 30, 2007. During the period ended April 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $1,070,506,709 and $973,177,594, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard

defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended April 30, 2007. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Merrill Lynch, Citigroup Global Markets, UBS Warburg, and Morgan Stanley Dean Witter. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended April 30, 2007.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, JPMorgan Clearing, Lazard Freres & Co., Lehman Brothers, Pipeline, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund†
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,	The ten funds:
and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2025 Fund
investment portfolios that spread your	Putnam RetirementReady 2020 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2015 Fund
and money market investments.	Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and Chief
Management, LLC	President	Legal Officer
One Post Office Square
Boston, MA 02109		Robert R. Leveille
	Charles E. Porter	Chief Compliance Officer
Executive Vice President,
Marketing Services	Principal Executive Officer,	Mark C. Trenchard
Putnam Retail Management	Associate Treasurer and	Vice President and BSA
One Post Office Square	Compliance Liaison	Compliance Officer
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodians	Senior Vice President	Vice President, Clerk and
Putnam Fiduciary Trust	and Treasurer	Assistant Treasurer
Company, State Street Bank
and Trust Company	Steven D. Krichmar	Wanda M. McManus
	Vice President and Principal	Vice President, Senior Associate
Legal Counsel	Financial Officer	Treasurer and Assistant Clerk
Ropes & Gray LLP
	Janet C. Smith	Nancy E. Florek
Trustees	Vice President, Principal	Vice President, Assistant Clerk,
John A. Hill, Chairman	Accounting Officer and	Assistant Treasurer and
Jameson Adkins Baxter,	Assistant Treasurer	Proxy Manager
Vice Chairman
Charles B. Curtis	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA022 244339 6/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Putnam Fund for Growth and Income
By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 29, 2007